EXHIBIT 10.1

Cyto Wave Technologies Inc.

201 Spear Street, Suite 1100

San Francisco, CA 94105

August 21, 2013

TO:

University of Arkansas for Medical Sciences

Office of Research and Sponsored Programs  4301 West Markham, #718-3

Little Rock, AR 72205 USA Attn: Sr. Contracts Attorney

RE:  Termination of Second Performance Period from September 1, 2013 through March 31, 2014

CC:  James Suen, Vladimir Zharov

Dear Ms. Alstadt,

Per the Investigator Initiated Study Agreement (the “Agreement”) that was signed on April 18, 2013 between Cyto Wave Technologies, Inc., (“CytoWave”) and The Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences (“Sponsor-Institute”), we are hereby terminating the second performance period from September 1, 2013 through March 31, 2014 which has a budget of Four Hundred Thirty Six Thousand Four Hundred and Eighty Five US Dollar ($436,485.00) per Exhibit C of the Agreement.

Payment for the second performance period is contingent on CytoWave’s prior approval.  We do not approve the budget and thereby the second performance period.

Best regards,

/s/ George Yu

George Yu

President & CEO

Cyto Wave Technologies Inc.